Exhibit 99.1

TESSCO Technologies Announces Successful Launch of Enterprise Resource Planning (ERP) System; Reports Preliminary Third-Quarter Fiscal 2023 Financial Results

Company Reaffirms Guidance for Fiscal Year 2023

Earnings Conference Call Scheduled for 8:30 a.m. ET on February 8

HUNT VALLEY, Md., January 24, 2023 -- TESSCO Technologies Incorporated (NASDAQ: TESS), a leading value-added distributor and solutions provider for the wireless industry, today announced the successful launch of its new Enterprise Resource Planning (ERP) system. The Company also announced preliminary results for its fiscal third quarter ended December 25, 2022 and reaffirmed guidance for its 2023 fiscal year. Tessco will issue its final fiscal third-quarter financial results after the market close on February 7, 2023 and will host a conference call the next morning at 8:30 a.m. ET.

“In early January, we launched our new ERP system, which we expect to provide us with considerable operational efficiency over our legacy systems,” said Sandip Mukerjee, TESSCO’s president and chief executive officer. “We look forward to providing greater detail regarding our initial success with this new system on our upcoming earnings conference call.”

“In the third quarter, we continued our strong track record of performance and expect to report revenues in the range of $113 to $115 million, with net income and Adjusted EBITDA* in the ranges of $0.3 million to $0.4 million and $1.7 million to $1.8 million, respectively. These results should position us very well to achieve all three elements of the fiscal year earnings guidance we previously announced.”

	FY 2023 Guidance	FY 2022 Actuals	FY 2023 YTD (Preliminary)
Revenue	$450.0M - $475.0M	$417.5M	$346M - $348M
Net loss	($5.0M) – ($2.1M)	($3.3M)	$1.2M – $1.3M
Adjusted EBITDA*	$4.0M - $7.0M	$0.3M	$4.7M - $4.8M

*Adjusted EBITDA is a non-GAAP financial measure; please see the discussion of non-GAAP information below and the reconciliation of non-GAAP to GAAP results.

Financial Results and Conference Call Information:

Tessco will issue its final fiscal third-quarter financial results after the market close on February 7, 2023. Management will host a conference call to discuss these results on Wednesday, February 8, at 8:30 a.m. ET. To participate in the conference call, please dial 888-210-2975 (domestic call-in) or 646-960-0497 (international call-in). The conference ID is 4111132.

A live webcast of the conference call will be available on the Events & Presentations page of the Company’s website. A slideshow will accompany the webcast. All participants should call or access the website 10 minutes before the conference begins. An archived version of the webcast will be available on the Company's website for one year.

Non-GAAP Information

EBITDA and Adjusted EBITDA are measures used by management to evaluate the Company’s ongoing operations, and to provide a general indicator of the Company's operating cash flow (in conjunction with a cash flow statement, which also includes among other items, changes in working capital and the effect of non-cash charges). EBITDA is defined as income from operations, plus interest expense, net of interest income, provision for (benefit from) income taxes, and depreciation and amortization. Adjusted EBITDA is EBITDA as defined above, but also adds stock-based compensation and goodwill impairments.

Management believes these EBITDA measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies. Because not all companies use identical calculations, the Company’s presentation of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. EBITDA and Adjusted EBITDA are not recognized terms under GAAP, and EBITDA and Adjusted EBITDA do not purport to be an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, EBITDA and Adjusted EBITDA are intended to be measures of free cash flow for management's discretionary use, as certain cash requirements, such as interest payments, tax payments and debt service requirements, are not reflected.

A reconciliation of non-GAAP to GAAP measures pertaining to the preliminary amounts discussed above is as follows:

	FY23 Q3	FY23 YTD
Net income	$0.3M - $0.4M	$1.2M - $1.3M
Add: provision for income taxes	0.0M	0.0M
Add: depreciation	0.5M	1.6M
Add: interest	0.5M	1.2M
Add: stock compensation	0.4M	0.7M
Adjusted EBITDA per business outlook	$1.7M - $1.8M	$4.7M - $4.8M

About TESSCO Technologies Incorporated (NASDAQ: TESS)

TESSCO Technologies, Inc. (NASDAQ: TESS) is a value-added technology distributor, manufacturer, and solutions provider serving commercial customers in the wireless infrastructure ecosystem. The Company was founded more than 30 years ago with a commitment to deliver industry-leading products, knowledge, solutions, and customer service. Tessco supplies products to the industry’s top manufacturers in mobile communications, Wi-Fi, Internet of Things (“IoT”), wireless backhaul, and more. Tessco is a single source for outstanding customer experience, expert knowledge, and complete end-to-end solutions for the wireless industry. For more information, visit www.tessco.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward-looking statements. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially from those projected. These forward-looking statements may generally be identified by the use of the words "may," "will," "expects," "anticipates," “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” "believes," "estimates," and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. These forward-looking statements are only predictions and involve a number of risks, uncertainties and assumptions, many of which are outside of our control. Our actual results may differ materially and adversely from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading "Risk Factors" and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject. For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10-K for the year ended March 27, 2022, including Part I, Item 1A, "Risk Factors" therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC's website at www.sec.gov and other securities regulators.

We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results. Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: the impact and results of any new or continued activism activities by activist investors; termination or non-renewal of limited duration agreements or arrangements with our suppliers, which are typically terminable by either party upon several months or otherwise relatively short notice; loss of significant customers, suppliers or other relationships, or reduction of customer business or product availability; loss of customers or suppliers either directly or indirectly as a result of consolidation among large wireless service carriers and others within the wireless communications industry; deterioration in the strength of our customers' or suppliers' business; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our suppliers or customers, including their access to capital or liquidity, or our customers' demand for, or ability to fund or pay for, the purchase of our products and services; our dependence on a relatively small number of suppliers, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; changes in customer and product mix that affect gross margin; effect of “conflict minerals” regulations on the supply and cost of certain of our products; failure of our information technology system or distribution system; our inability to maintain or upgrade our technology or telecommunication systems without undue cost, incident or delay; system security or data protection breaches and exposure to cyber-attacks, and the cost associated with ongoing efforts to maintain cyber-security measures and to meet applicable compliance standards; damage or destruction of our distribution or other facilities; prolonged or otherwise unusual quality or performance control problems; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence or devaluation and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our relative bargaining power and inability to negotiate favorable terms with our suppliers and customers; our inability to access capital and obtain or retain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; claims against us for breach of the intellectual property rights of third parties; product liability claims; our inability to protect certain intellectual property, including systems and technologies on which we rely; our inability to hire or retain for any reason our key professionals, management and staff; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control; changes in political and regulatory conditions, including tax and trade policies; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings.

The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading "Risk Factors" and otherwise. Other risks may be described from time to time in our filings made under the securities laws. New risks emerge from time to time. It is not possible for our management to predict all risks.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of this press release to confirm these statements to actual results or revised expectations.

CONTACTS:

Aric Spitulnik
Chief Financial Officer

TESSCO Technologies Incorporated
410-229-1419
spitulnik@tessco.com

David Calusdian, President
Sharon Merrill Associates
617-542-5300

TESS@investorrelations.com

TESSCO Technologies